1 THIRD AMENDMENT TO LEASE AGREEMENT THIS THIRD AMENDMENT TO LEASE AGREEMENT (“Amendment”) is entered into this 14th day of December, 2020, by and between NORTHFIELD I, LLC, an Ohio limited liability company (“Landlord”), and KRYSTAL BIOTECH, INC., a Delaware corporation (“Tenant”). WITNESSETH: WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of December 26, 2019 and amended by that certain First Amendment to Lease dated as of January 17, 2020 and that certain Second Amendment to Lease dated as of August 12, 2020 (“Lease”) relating to approximately 100,000 rentable square feet in an industrial building to be constructed on International Drive, Coraopolis, Findlay Township, Allegheny County, Pennsylvania (“Building”); WHEREAS, Landlord and Tenant have agreed to further amend and modify the Lease as set forth herein; NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment to Section 1.9(d)(2). Section 1.9(d)(2) of the Lease shall be amended to revise the Estimated Substantial Completion Date to January 8, 2021. The remainder of Section 1.9, as previously modified, shall remain unchanged. 2. Amendment to Section 25(b). Section 25(b) of the Lease shall be amended to extend the deadline for Landlord and Tenant to enter into a purchase and sale agreement to January 8, 2021. 3. Authority to Execute. Landlord and Tenant each represent and warrant to the other party that the individual executing this Amendment on its behalf is duly authorized and has legal capacity to execute and deliver this Amendment on behalf of such party. Each party represents and warrants to the other that the execution and delivery of this Amendment and the performance of such party’s obligations hereunder have been duly authorized and that this Amendment is a valid and legal agreement binding on such party and enforceable in accordance with its terms. 4. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Lease. 5. Entirety of Agreement. To the extent not modified by this Amendment, all provisions and terms of the Lease shall remain unchanged and in full force and effect. SIGNATURES ON FOLLOWING PAGE Exhibit 10.19

2 IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease Agreement as of the day and year first above written. LANDLORD: NORTHFIELD I, LLC, an Ohio limited liability company By: Al. Neyer, LLC, an Ohio limited liability company, its Manager By: Name: Robert D. Fessler Title: Executive Vice President TENANT: KRYSTAL BIOTECH, INC., a Delaware corporation By: Name: Kathryn Romano Title: Chief Accounting Officer